                                  EXHIBIT 99.1

                         U S WEST NEWVECTOR GROUP, INC.

                  CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
              FOR THE FIRST QUARTERS ENDED MARCH 31, 1996 AND 1995

                U S WEST NEWVECTOR GROUP, INC. AND SUBSIDIARIES

                     CONSOLIDATED CONDENSED BALANCE SHEETS
                      MARCH 31, 1996 AND DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                     MARCH 31,      DECEMBER 31,
                                                                        1996            1995
                                                                     ----------     ------------
ASSETS
Current assets:
  Cash.............................................................  $       --      $       --
  Trade accounts receivable, net...................................     128,565         142,210
  Federal income taxes receivable from affiliate...................       2,259          12,315
  Other............................................................      40,305          42,853
                                                                     ----------     ------------
          Total current assets.....................................     171,129         197,378
                                                                     ----------     ------------
Property, plant and equipment, net.................................     810,089         805,947
Other non-current assets:
  Intangible assets, net...........................................     437,608         440,320
  Investments and other............................................      10,518          11,741
                                                                     ----------     ------------
          Total other non-current assets...........................     448,126         452,061
                                                                     ----------     ------------
          Total Assets.............................................  $1,429,344      $1,455,386
                                                                      =========      ==========
LIABILITIES AND SHAREOWNER'S EQUITY
Current liabilities:
  Notes payable....................................................  $   13,125      $   13,125
  Trade accounts payable...........................................     127,575         163,056
  Accounts payable to affiliate....................................      46,867          31,389
  Accrued taxes....................................................      49,919          34,567
  Other current liabilities........................................      59,172          59,990
                                                                     ----------     ------------
          Total current liabilities................................     296,658         302,127
Notes payable to affiliate.........................................          --         553,098
Other liabilities..................................................      26,398          26,304
                                                                     ----------     ------------
          Total liabilities........................................     323,056         881,529
                                                                     ----------     ------------
Minority interests in consolidated partnerships....................      72,718          71,599
Shareowner's equity:
  Common stock, no par, 43,000,000 shares authorized, one share
     issued and outstanding........................................          --              --
  Additional paid-in capital.......................................   1,056,342         550,523
  Accumulated deficit..............................................     (22,772)        (48,265)
                                                                     ----------     ------------
          Total shareowner's equity................................   1,033,570         502,258
                                                                     ----------     ------------
          Total Liabilities and Shareowner's Equity................  $1,429,344      $1,455,386
                                                                      =========      ==========

   The accompanying notes are an integral part of the Consolidated Condensed
                             Financial Statements.

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

                U S WEST NEWVECTOR GROUP, INC. AND SUBSIDIARIES
                CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                     MARCH 31,      MARCH 31,
                                                                       1996           1995
                                                                     ---------      ---------
REVENUES:
  Cellular service.................................................  $239,211       $185,462
  Cellular equipment...............................................    24,699         16,730
                                                                     --------       --------
          Total revenues...........................................   263,910        202,192
                                                                     --------       --------
OPERATING REVENUES:
  Cellular service.................................................    37,330         30,941
  Cellular equipment...............................................    32,761         17,893
  Selling, general and administrative..............................   109,846         92,330
  Depreciation and amortization....................................    33,945         28,075
                                                                     --------       --------
          Total operating expenses.................................   213,882        169,239
                                                                     --------       --------
Operating income...................................................    50,028         32,953
                                                                     --------       --------
OTHER INCOME (EXPENSE):
  Interest expense.................................................    (1,004)        (6,313)
  Other income (expense), net......................................      (217)         6,079
  Minority interests in income of consolidated partnerships........    (6,015)        (5,133)
  Equity in income (losses) of unconsolidated partnerships.........       356           (205)
                                                                     --------       --------
          Total other expense......................................    (6,880)        (5,572)
                                                                     --------       --------
Income before income taxes.........................................    43,148         27,381
Income tax provision...............................................   (17,655)       (12,050)
                                                                     --------       --------
          NET INCOME...............................................  $ 25,493       $ 15,331
                                                                     ========       ========

   The accompanying notes are an integral part of the Consolidated Condensed
                             Financial Statements.

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

                U S WEST NEWVECTOR GROUP, INC. AND SUBSIDIARIES

                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                         MARCH 31,     MARCH 31,
                                                                           1996          1995
                                                                         ---------     ---------
OPERATING ACTIVITIES:
  Net income...........................................................  $  25,493     $  15,331
  Adjustments to net income
     Depreciation and amortization.....................................     33,945        28,075
     Bad debt provision................................................      6,205         5,044
     Minority interests in income of consolidated partnerships.........      6,015         5,133
     Equity in (income) losses of unconsolidated partnerships..........       (356)          205
     Income taxes......................................................     23,118        12,113
     Changes in operating assets and liabilities:
       Accounts receivable.............................................      8,078         6,089
       Accounts payable and accrued liabilities........................    (11,631)      (20,436)
       Other...........................................................      1,324         7,119
                                                                          --------      --------
          Cash provided by operating activities........................     92,191        58,673
                                                                          --------      --------
INVESTING ACTIVITIES:
  Expenditures for property, plant and equipment.......................    (54,767)      (60,167)
  Cellular acquisitions................................................         --       (20,555)
  Other................................................................       (307)        2,413
                                                                          --------      --------
          Cash used for investing activities...........................    (55,074)      (78,309)
                                                                          --------      --------
FINANCING ACTIVITIES:
  Capital contributions from limited partners..........................      1,264         4,241
  Capital distributions to limited partners............................     (4,896)           --
  Proceeds from issuance of affiliate debt.............................         --       121,710
  Principal payments on affiliate and other debt.......................       (634)      (98,385)
  Dividends and other return of capital to U S WEST, Inc...............    (32,851)       (7,930)
                                                                          --------      --------
          Cash provided by (used for) financing activities.............    (37,117)       19,636
                                                                          --------      --------
CASH
  Change...............................................................         --            --
  Beginning balance....................................................         --            --
                                                                          --------      --------
  Ending balance.......................................................  $      --     $      --
                                                                          ========      ========

   The accompanying notes are an integral part of the Consolidated Condensed
                             Financial Statements.

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

                U S WEST NEWVECTOR GROUP, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    THREE MONTH PERIOD ENDED MARCH 31, 1996
                      (DOLLARS IN THOUSANDS -- UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

     The unaudited consolidated condensed financial statements have been prepared by U S WEST NewVector Group, Inc. and subsidiaries (the "Company") pursuant to the interim reporting rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally accompanying financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such SEC rules and regulations. In the opinion of the Company's management, the consolidated condensed financial statements include all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the financial information set forth therein. It is suggested that these consolidated condensed financial statements be read in conjunction with the Company's 1995 consolidated financial statements and notes thereto included in AirTouch Communications' current report on Form 8-K dated July 2, 1996 (File No. 1-12342).

     Certain prior year presentations have been reclassified to conform to the current year presentation.

(2) RECAPITALIZATION OF DEBT

     Borrowings under the Company's credit facility with U S WEST were replaced with equity on January 1, 1996, when U S WEST contributed capital of $553,098 to the Company.

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